September 2019 Corporate Presentation Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the success of any partnering opportunities; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Our vision is to transform the lives of people with rare neurological disorders Robust pipeline of first-in-class therapeutics with near-term value inflection clinical data points Four clinical read-outs over the next 12 months with two late stage programs Initiated NEPTUNE, our pivotal Phase 3 trial for OV101 in Angelman syndrome Statistically significant Phase 2 STARS data forms the basis for clinical design and endpoint FDA and BfArM (Germany) agree on registration pathway utilizing CGI-I-AS as the sole primary endpoint Topline data expected in mid-2020 >$1B market potential in an indication with no other programs currently in the clinic Multiple ongoing studies for OV935 in rare epilepsies with data anticipated near-term OV935 demonstrated a 61% median reduction in total seizures in the Phase 1b/2a study Global collaboration with Takeda Potential for additional non-clinical value-creating events over the coming year Ovid Highlights: Building a Leading Company in Neurology

# Four Major Data Readouts Expected within the Next 12 Months

| PRODUCT CANDIDATE | INDICATION | RESEARCH | PRECLINICAL | PHASE 1 | PHASE 2 | PHASE 3 | KEY MILESTONES |
|---|---|---|---|---|---|---|---|
| OV101 δ-selective $GABA_A$ receptor agonist | Angelman Syndrome | | | | STARS – Completed<br>NEPTUNE – Initiated<br>ELARA OLE – Ongoing | | NEPTUNE Topline Data: Mid-2020 |
| | Fragile X | | | | ROCKET – Ongoing | | ROCKET Topline Data: YE19/Early 2020 |
| OV935 CH24H inhibitor | CDKL5 Deficiency Disorder / Dup15q Syndrome | | | | ARCADE – Ongoing<br>ENDYMION OLE – Ongoing | | ARCADE Data: 1Q20 |
| | Dravet / LGS | | | | ELEKTRA – Ongoing<br>ENDYMION OLE – Ongoing | | ENDYMION Interim Data: 3Q19 |
| OV329 GABA aminotransferase inhibitor | Treatment Resistant Epilepsy | | | | | | |
| OV881 microRNA | Angelman Syndrome | | | | | | |

Ovid THERAPEUTICS

3

We Are Focused on Addressing Unmet Need in Significant Populations 1 Based on estimated prevalence. Epilepsy estimate includes only four types currently represented in Ovid clinical studies: Dravet, LGS, Dup15q, CDD. $100K/Pt/Year $50K/Pt/Year Illustrative Example of Gross Sales 2 2 Based on illustrative orphan drug pricing Gross Sales ($MM) Patients

Both FDA and BfArM agree that a single pivotal study could support NDA/MAA Angelman Syndrome STARS study OV101 QD provides foundation for Phase 3 program given statistically significant effect in CGI-I versus placebo Favorable safety and tolerability profile Phase 3 NEPTUNE Alignment with FDA and BfArM (Germany) on study design, including sole CGI-I-AS endpoint Study initiated Topline readout mid-2020 Well positioned to execute on OV101 development program OV101 AS

# Angelman Syndrome

## Need for effective treatment options could not be greater

- No approved therapies since condition first described in 1965.[1]
- Treatment options are symptomatic and include anti-seizure therapies.
- Affects 1:12,000 to 20,000 people[2,3]
- Affects males and females in equal numbers[3]
- Characterized by profound developmental delay, ataxia and gait disturbance, sleep disorder, seizures, heightened anxiety & aggression, and severe speech impairments.
- Disease results from loss of functional UBE3A protein due to defect of UBE3A gene on maternal chromosome 15
- Decreased extrasynaptic GABA levels lead to decreased tonic inhibition and resulting downstream clinical phenotype



Ovid THERAPEUTICS

1. Buiting K et al. *Nat Rev Neurol.* 2016;12:584-593. 2. *NORD, NIH website, Genetics Home Reference and NCBI.* 3. Bird LM. *Appl Clin Genet.* 2014;7:93-104.

# Background on Angelman Syndrome and OV101

## Angelman Syndrome

### Multi-symptomatic genetic condition caused by impaired tonic inhibition

- Loss of function in UBE3A gene on maternal chromosome 15 disrupts GABA signaling and results in impaired tonic inhibition
- Decreased tonic inhibition causes the brain to become inundated with excitatory signals resulting in a wide range of symptoms



Presynaptic Neuron
GABA production
GABA transporter
GABA
Synaptic
Extrasynaptic
δ
Post-synaptic Neuron
HEALTHY
ANGELMAN

## OV101

### Restores impaired tonic inhibition

- Highly selective extrasynaptic $GABA_A$ receptor ($GABA_AR$) agonist, which binds to the δ-subunit of $GABA_AR$ as an orthosteric agonist
- Differentiated from other $GABA_A$ modulators
- Restores deficits in tonic inhibition in a preclinical mouse model of Angelman syndrome
- Has the potential to normalize tonic inhibition in humans

Ovid THERAPEUTICS

*UBE3A*, ubiquitin protein ligase E3A; GABA, γ-aminobutyric acid.

7

# STARS: A Phase 2 Clinical Trial in Angelman Syndrome


Screening
Baseline & Randomize (1:1:1)
Placebo (placebo morning, placebo night)
OV101 QD (placebo morning, 15 mg evening)
OV101 BID (10 mg morning, 15 mg evening)
-2
0
6
12
Assessment Points (weeks)

## Trial Design and Key Inclusion Criteria

- 88 adults and adolescents
- 12 sites in US, 1 site in Israel
- Age 13–49 years, inclusive
- Genetic diagnosis of Angelman syndrome
- Receiving a stable regimen of concomitant medications for at least 4 weeks prior to baseline*

## Outcome Measures

**Primary Outcome Measure:**

- Safety and tolerability of OV101 vs placebo

**Exploratory Outcome Measures:**

- Efficacy measures of OV101 vs placebo

Ovid THERAPEUTICS

* Excluding, poorly controlled seizure activity, concomitant use of minocycline, levodopa, zolpidem, zaleplon, eszopiclone, ramelteon, or cannabinoid derivatives or any other investigational agent, device, and/or procedure.
BID=twice a day; QD=every day.

8

STARS: OV101 Achieved the Primary Endpoint of Safety and Tolerability The most frequent AEs across OV101 and placebo arms were vomiting, somnolence, irritability, aggression, and fever There were no deaths across OV101 and placebo arms * Descriptive data. † Drug-related TEAEs (n=4 subjects): Placebo - 1 irritability; BID – 1 seizure, 1 myoclonus, 1 irritability/anxiety/sleep disorder. AE=adverse event; BID=twice a day; QD=every day; SAE=serious adverse event; TEAE=treatment-emergent adverse event. Incidence n (%)* Placebo (n=29) OV101 QD (n=29) OV101 BID (n=29) At least 1 TEAE 25 (86.2) 27 (93.1) 25 (86.2) Mild TEAE 23 (79.3) 23 (79.3) 23 (79.3) Moderate TEAE 9 (31.0) 15 (51.7) 9 (31.0) Severe TEAE 0 1 (3.4) 4 (13.8) Drug-related TEAE 13 (44.8) 18 (62.1) 19 (65.5) AE-related withdrawals† 1 (3.4) 0 3 (10.3) SAEs 0 1 (3.4) 1 (3.4) The majority of AEs were mild, and discontinuations due to AEs were low 2 subjects experienced SAEs of worsening seizures (1 deemed possibly related, 1 not related)

Measuring Efficacy of Therapeutics in Angelman Syndrome Angelman syndrome effects all cells in the brain Patient presentations are highly heterogeneous Individual patients with AS have varying degrees of impairment with sleep, communication, behavior, motor, or seizures Ovid in consultation with regulatory bodies selected CGI-I as the most appropriate way to assess Angelman syndrome patients

STARS Demonstrated Meaningful Improvement in Overall AS Symptomology Changes in global function as measured by CGI-I provided support for primary endpoint selection for the NEPTUNE trial Global Function: Statistically significant improvement on CGI-I scale Sleep: Reduction in latency to sleep onset and improvement in clinical impressions of overall sleep Motor: Changes (post hoc) in gait, activities of daily living Global Function Sleep Motor

CGI-I Captures the Improvement in the Totality of a Patient’s Symptoms Validated measure used in neurology and psychiatry trials Co-primary or key secondary endpoint in several FDA-approved and ongoing clinical trial programs including: Nuplazid (Psychosis), Intuniv (ADHD) Clinician assessed Captures the improvement in the totality of a patient’s symptoms CGI-I (Clinical Global Impression-Improvement) Changes of even 0.5 points can be considered clinically meaningful Patients Rated on a Likert 7-Point Scale 1 = very much improved 2 = much improved 3 = minimally improved 4 = no change 5 = minimally worse 6 = much worse 7 = very much worse Changes of 0.5 point in the scale represent a clinically meaningful change for this patient population

*Least-square mean difference [Drug-Placebo] (95% CI) was -0.78 (-1.22, -0.35) with OV101 QD and -0.21 (-0.64, 0.22) with OV101 BID. BID=twice a day; CGI-I=Clinical Global Impressions–Improvement; QD=every day. Bird LM et al. Poster presented at: AACAP 2018. STARS Data Supports Once a Day Dosing for the Phase 3 NEPTUNE Trial AS=Angelman syndrome; BID=twice a day; CGI-I=Clinical Global Impressions–Improvement; QD=every day. Bird LM et al. Poster presented at: AACAP 2018. Subjects in Each CGI-I Score Category (%) 22.2 66.6 42.8 P=0.3446 P=0.0006 Value of 4 represents no change on CGI-I

Improvements Increase in Younger Ages and Over Time Age Group

74% of STARS Study Responders Experienced Clinical Improvement in Multiple Domains 1 3 Domains Improvement Driver(s): Domains: 2 Domains 1 Domain (1) Responder analysis from the QD patient arm of STARS study n=27.

Consistent Positive Results from the Phase 2 STARS Study Strong safety and tolerability profile Statistically significant results in CGI-I Effect of OV101 increases over time Effect is strongest in younger patients 74% of responders experienced clinical improvement in multiple domains QD dosing arm had 3X number of responders vs. placebo (66% vs. 22%) 1 Provides Foundation for Phase 3 Design and Regulatory Pathway to Approval (1) QD dosing arm with 18 responders out of 27 patients; placebo arm with 6 responders out of 27 patients.

CGI-I-AS to serve as the sole primary endpoint to measure clinical benefit in the Angelman syndrome population Same CGI-I scale utilized in STARS Developed anchors and clinician training materials specific to the core signs and symptoms of Angelman syndrome, including the domains that showed the most improvement in the Phase 2 Sleep, Behavior, and Motor function Ovid named Angelman syndrome-specific CGI-I: CGI-I-AS Clear Phase 3 Design and Primary Endpoint

# NEPTUNE – Pivotal Phase 3 Study in Angelman Syndrome Initiated; Anticipate Data by Mid-2020


Screening
Baseline & Randomize (1:1)
Placebo (at bedtime)
OV101 QD (weight based dosing, at bedtime)
-2
0
6
12
Assessment Points (weeks)

## Objectives

**Primary endpoint:** CGI-I-AS at Week 12 of OV101 vs placebo.

**Secondary endpoints:**

- Sleep measures
- Communication, motor skills, socialization, daily living skills, and maladaptive behavior domains, as assessed by the Vineland Adaptive Behavior Scale 3rd edition
- Change in CGI-S-AS Symptoms Overall

## Trial design

- Randomized, double-blind, Phase 3 study based on FDA feedback
- Up to 15 sites in United States, Israel, Australia and Europe
- Approximately 60 subjects (ages 4 –12 years)
- Approximately 5 subjects ages 2-3 years for safety only
- 95% powered to detect a 0.8 difference in CGI-I-AS

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Clear Regulatory Path Forward to Registration for OV101 for AS Expedited Registration Supported by Streamlined Global Development Plan: Planned filing package = Phase 3 NEPTUNE study (single pivotal trial) + Phase 2 STARS study (supportive evidence) Extensive safety database US: Fast Track and Orphan Drug Designation (ODD) EU: Orphan Drug Designation (ODD) Positive Feedback From Regulators: US: FDA EOP2 & Type C Guidance EU: BfArM Strategic Positioning: First in disease, first-in-class, first-line treatment for individuals with Angelman syndrome

Fragile X Syndrome OV101 normalizes anxiety, irritability, repetitive behaviors and hyperactivity in animal models of Fragile X ROCKET Phase 2 signal-finding study to assess: Three different daytime dose regimens Safety and tolerability (primary endpoint) Changes in behavioral symptoms Data expected YE19 / Early 20    OV101 FXS

Significant Unmet Medical Need No approved therapies Current treatment options limited to physical, behavior, communication, and symptomatic therapy Most common inherited form of intellectual disability Prevalence ~ 1:4,000 males,~ 1:8,000 females* Diagnosed around 3 years; life-long condition Characterized by anxiety, aggression, hyperactivity, attention deficits, sleep and communication disruption Caregivers provide extensive support—preparation of meals, household chores, transportation, medications, bathing, dressing, feeding, physical and emotional and social care *Source: Murray et al 1997 1(4) Health Technol Assess. Fragile X Syndrome

# *FMR1* Gene Mutations Disrupt GABA Signaling and Result in Impaired Tonic Inhibition

FXS

Decreased or absent FMRP[2]

Decreased GABA production[2]

Decreased extrasynaptic GABA[1,3,4]

Decreased tonic inhibition[1,3,4]

**Decreased tonic inhibition causes the brain to become inundated with excitatory signals resulting in a wide range of symptoms[1,3,4]**



Presynaptic Neuron
GABA production
GABA transporter
GABA
synaptic
extrasynaptic
Post-synaptic Neuron
HEALTHY
FRAGILE X

FMRP=fragile X mental retardation protein; FXS=fragile X syndrome; GABA=γ-aminobutyric acid;

1. Egawa K et al. *Sci Transl Med.* 2012;4:163ra157. doi:10.1126/scitranslmed.3004655. 2. Olmos-Serrano JL et al. *Dev Neurosci.* 2011;33:395-403. 3. Wu C, Sun D. *Metab Brain Dis.* 2015;30:367-379. 4. Bagni C et al. *J Clin Invest.* 2012;122:4314-4322.

Ovid THERAPEUTICS
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OV101 Normalizes Anxiety, Irritability, Repetitive Behaviors and Hyperactivity in FXS Mice Anxiety-like Behaviors Irritability / Aggressive Behaviors Repetitive Behaviors Hyperactive Behavior Fmr1 y/- mice (KO2) Treated with vehicle or OV101 30 min prior to behavioral testing

# ROCKET: Phase 2 Signal Finding in Fragile X Syndrome to Assess Safety, Tolerability, Efficacy, and Optimal Dose


Screening
Baseline & Randomize (1:1:1)
OV101 5 mg QD
OV101 5 mg BID
OV101 5 mg TID

## Endpoints

**Primary Endpoint:**

- Safety and tolerability of OV101 over 12 weeks across 3 daily dosing regimens

**Secondary Endpoint:**

- Changes in behavior (ABC-C, ADAMS) at 12 weeks

## Key Inclusion Criteria

- Adult and adolescent males with diagnosis of FXS (n~20-30)
- Ages: 13–22 years
- CGI-S score of ≥ 4
- IQ under 75

**Sites** – 8 in US and 1 in Israel

Ovid THERAPEUTICS

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Robust clinical program for developmental and epileptic encephalopathies (DEE) patients In adult study (-2001) Drug with good safety profile and generally well tolerated Reduced seizure over time in DEE ENDYMION (open label extension) to evaluate long term safety and efficacy Interim data Q3:19 Open-label ARCADE study for early signal finding Data Q1:20 ELEKTRA study is POC for DS and LGS Ongoing recruitment into 2020 Strong preclinical data support clinical development Rare Epilepsies Novel CH24H enzyme target & unique MOA OV935 (soticlestat)

# DEE Encompass Diverse Etiologies and Have Limited Approved Treatment Options

| | CDKL5 Deficiency Disorder (CDD) | Chromosome 15q Duplication Syndrome (Dup15q) | Dravet Syndrome (DS) | Lennox-Gastaut Syndrome (LGS) |
|---|---|---|---|---|
| **Etiology** | Mutations in *CDKL5* gene on X chromosome | Duplication in chromosome 15q11.2-q13.1 region | 80% have mutations in *Scn1a* gene | Multiple |
| **Age of onset** | Birth–3 months | 6 months–9 years | Birth–1 year | 2–5 years |
| **Prevalence** | ~1:40,000–1:60,000 (5.5K- 8.1K Patients in the US) | ~1:30,000 (11K Patients in the US) | ~1:15,000–1:21,000 (15.5K to 22K patients in the US) | ~1:11,000 (30K Patients in the US) |
| **Clinical Manifestations** | • Long, intractable seizures, periods of repeated seizures<br>• Mainly affects females<br>• Atypical hypsarrhythmia pattern on EEG over time<br>• Repetitive hand movements<br>• Hypotonia | • Hypotonia, motor delays, ASD symptoms, anxiety disorder<br>• Infantile spasms progressing to LGS-type syndrome | • Prolonged focal than can evolve to generalized convulsive tonic-clonic seizures<br>• First seizure associated with fever in 60% of cases<br>• Developmental delay | • Drop seizures<br>• Multiple seizure types<br>• More common in males<br>• Intellectual disabilities along with psychiatric comorbidities<br>• Distinctive EEG brain wave pattern |
| **FDA-approved Therapies** | None | None | Epidiolex® (cannabidiol), stiripentol | Lamotrigine, topiramate, felbamate, rufinamide, clobazam, clonazepam, Epidiolex® (cannabidiol) |

*OV935 has the potential to treat ~70K patients in the US that are effected by these conditions*

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# CH24H is a Novel Target That Potentiates Glutamatergic Signaling

## CH24H is a cytochrome p450 enzyme with a disease-specific role[1,3,4]

### In physiologic conditions

- ~25% of total body cholesterol resides in the brain with a turnover of <1%[1,2]
- CH24H converts brain cholesterol into **24S-hydroxycholesterol (24HC)** for normal CNS function[2]
  - Present in neuronal membrane for proper development and function[2]

### In epilepsy pathology

- 24HC acts as a positive allosteric modulator of NMDA receptor, **potentiating glutamatergic signaling associated with epilepsy**[3]
- CH24H is induced in glia (e.g., astrocytes)[4]
  - Increased expression of CH24H **can disrupt the reuptake of glutamate by astrocytes, resulting in epileptogenesis and excitotoxicity**[4,5]


EPILEPTOGENIC INSULT
Cholesterol
CH24H
↑ 24HC
↑ Modulation of NMDA Receptor
↑ Modulation of Glial Function
↑ Glutamate Release
↑ Inflammation
↑ Tissue Excitability
Epilepsy

1. Schmidt D, Schachter SC. *BMJ.* 2014. doi:10.1136/bmj.g254. 2. Russell DW et al. *Annu Rev Biochem.* 2009;78:1017–1040. doi:10.1146/annurev.biochem.78.072407.103859. 3. Rogawski et al. *Cold Spring Harb Perspect Med.* 2010. 4. Salamone A. *Epilepsia.* 2018. 5. Barker-Haliski M, White HS. *Cold Spring Harb Perspect Med.* 2015.

Ovid THERAPEUTICS 27

# OV935 (soticlestat): A Highly-selective First-in-Class CH24H Inhibitor in Development to Reduce Glutamatergic Signaling and Help Improve Seizure Control

OV935 **inhibits CH24H** resulting in a dose-dependent reduction in plasma **24HC levels**[1]

Reducing 24HC levels **mediates reduced glutamatergic signaling, modulation of glial (ie, astrocyte and microglia) function and activation, and reduced inflammation**[1]

Thus, OV935 has the potential to reduce seizure susceptibility and improve seizure control[1]

**OV935 may provide benefit through mechanisms that are not targets of conventional AEDs[1,2]**

## Mechanism of OV935[1,2]



EPILEPTOGENIC INSULT
OV935
CH24H
Cholesterol
↑ 24HC
↑ Modulation of NMDA Receptor
↑ Modulation of Glial Function
↑ Glutamate Release
↑ Inflammation
↑ Tissue Excitability
Epilepsy

1. Salamone A et al. Poster presented at: ECE 2018. 2. Nishi T et al. Poster presented at: AAN 2018.

Ovid THERAPEUTICS 28

OV935 (soticlestat) Was Evaluated in a 12-Week Phase 1b/2a Study in Adult Patients With DEE Two-Part Trial Design Part 1 Double-blind Tx (30 days) Part 2 Open-label Tx (60 days) Follow-up (30 days) Safety and PK assessments Safety, PK, and exploratory assessments OV935 BID End of trial Screening/baseline Randomization (N=18) Placebo BID (n=4) OV935 BID (n=14) Key Inclusion Criteria Endpoints Part 1: Randomized, double-blind, placebo-controlled Part 2: Open label  Adult patients; age, 18–65 years Established diagnosis of DEE At least 1 bilateral motor seizure at baseline Primary: Safety and tolerability Secondary: Pharmacokinetic (PK) parameters Exploratory: 24HC plasma levels Change in seizure frequency from baseline

In Phase 1b/2a Study, OV935 (soticlestat) Was Generally Safe and Well Tolerated †Four patients discontinued due to AEs in OV935 treatment arms; Part 1: weakness (n=1); difficulty with walking/worsening lethargy (n=1); Part 2: seizure cluster (n=2) † † All SAEs were seizure clusters in three patients. * Most common TEAE defined as ≥2 subjects in any group †† Safety set: All patients who received at least one dose of study drug Number of TEAEs Part 1 Part 2 Placebo (n=4) OV935 (n=14) All (N=16) TEAEs 10 (100) 36 (100) 40 (100) Mild TEAE 10 (100) 32 (89) 31 (78) Moderate – 3 (8) 6 (15) Severe TEAE – 1 (3) 3 (8) AE-related withdrawal† – 3 (8) 2 (5) SAEs†† – 1 (3) 4 (10) Number of subjects with most common TEAEs, any group; number (%)*†† Part 1 Part 2 Placebo (n=4) OV935 (n=14) All (N=16) Dysarthria – 3 (21.4) – Fatigue 1 (25.0) 2 (14.3) – Headache 1 (25.0) 2 (14.3) – Insomnia – – 3 (18.8) Lethargy – 2 (14.3) 2 (12.5) Seizure – – 3 (18.8) Upper respiratory tract infection – 2 (14.3) 1 (6.3)

# OV935 Demonstrated 61% Reduction in Median Seizure Frequency at Day 92; 24HC Showed Potential as a Plasma Biomarker



Median Reduction from Baseline in Total Seizures* per 28 Days
(FSA, Part 2, excluding patients on perampanel)
0%
20%
40%
60%
80%
100%
Reduction
n=13
37%
n=11
41%
n=11
61%
69
85
92
Time (Study Days)



OV935 Treatment Reduced 24HC Plasma Levels
Part 1
OV935 vs placebo groups
Part 2
All on OV935
End of Trial
Off treatment
Plasma 24HC (ng/mL)
80
60
40
20
0
Baseline
11
21
31
41
85
121
Time (Study days)
On Placebo and who cross-over to OV935 after Day 31
On OV935 in both Part 1 and Part 2
Plasma 24HC concentration assessed at baseline, pre-dose at Days 11-85, and Day 121 (~30 days following the end of the Treatment)

## Seizure Frequency

- 61% reduction in median seizure frequency observed at Day 92
- Observed interaction with concomitant perampanel use
- Two of 11 patients became seizure-free during the last 28 days of treatment (to Day 92)

## 24HC

- Reduction of 24HC with OV935 treatment associated with decrease in seizure frequency over time
- Supports continued investigation of 24HC as a potential biomarker of target engagement

Ovid THERAPEUTICS

*Data represent per protocol analyses; ITT group (n=18) demonstrated median reduction in total seizures of 36% at Day 85. Two patients withdrew in Part 1 (weakness (n=1); difficulty with walking/worsening lethargy (n=1)) and two patients withdrew in Part 2 (seizure cluster (n=2)).

31

OV935 is Being Evaluated in a Robust and Comprehensive Clinical Development Program Chromosome 15q Duplication Syndrome CDKL5 Deficiency  Disorder Lennox-Gastaut syndrome Dravet syndrome ARCADE: Phase 2 Open-label pilot trial ~30 pediatric patients ELEKTRA: Phase 2 Double-blind, placebo-controlled trial 126 pediatric patients Phase 1b/2a Adult patients Primary endpoint: Percent change seizure frequency DEE Primary endpoint: Percent change seizure frequency Primary endpoint: Safety and tolerability ENDYMION Open-label extension (OLE) trial

# ENDYMION: An OLE Study to Evaluate Long-Term Safety and Efficacy of OV935



Completion of previous OV935 study
OV935 Treatment (104 weeks)
(2 weeks titration followed by 102 weeks maintenance)*
Safety Follow-up
(4 weeks)

## Trial Design

- Prospective, interventional, open-label, multi-site, extension study
- N ~176
- Status: recruiting

## Endpoints

**Primary:**

- Safety and tolerability

**Secondary:**

- Efficacy – % change in seizure frequency

## Key Inclusion Criteria

- Aged ≥2 and ≤65 years
- Has participated in a previous OV935 study

Ovid THERAPEUTICS

*Patients who rollover from an open-label study will continue on their current dose for 104 weeks without titration.
Clinicaltrials.gov/NCT03635073. Accessed January 29, 2019.

33

# ARCADE is a Phase 2 Open Label Study in Patients With Two Rare Epilepsy Disorders


15q Duplication
(n~15)
CDKL5 Deficiency Disorder
(n~15)
Screening
Baseline
Dose Optimization Period
Maintenance Period
Follow-up Visit
~ 4-6 weeks
8 weeks
12 weeks

## Endpoints

**Primary efficacy:**
- % Change in seizure frequency

**Secondary efficacy:**
- CGI-S/C
- 24HC

**Safety:** safety & tolerability

## Key Inclusion Criteria

- Aged ≥2 and ≤35 years
- Confirmed diagnosis of CDD or dup15q syndrome
- Currently taking 1–6 AEDs at a stable dose
- Failed to become and remain seizure free with trials of ≥2 AEDs

Ovid THERAPEUTICS

34

# ELEKTRA is a Phase 2 Double Blinded, Placebo Controlled Study in Patients With LGS and Dravet


Dravet syndrome (n=40)
Lennox Gastaut syndrome (n=86)
Screening
Baseline
Titration & Dose Optimization Period
Placebo
Maintenance Period
Placebo
Follow-up Visit
~ 4-6 weeks
8 weeks
12 weeks

## Endpoints

**Primary efficacy:**
- % Change in seizure frequency

**Secondary efficacy:**
- CGI-S/C
- 24HC

**Safety:** safety & tolerability

## Key Inclusion Criteria

- Aged ≥2 and ≤17 years
- Confirmed diagnosis of Dravet Syndrome or LGS
- Weight of ≥10 kg at the Screening visit
- Currently taking 1–4 AEDs at a stable dose
- Failed to become and remain seizure free with trials of ≥2 AEDs

Ovid THERAPEUTICS

35

Transforming Lives of People with Rare Neurological Disorders NEPTUNE is a pivotal Phase 3 program for patients with Angelman syndrome CGI-I-AS is the sole primary endpoint Topline data by mid-2020 Clear route to registration No other programs for AS in clinic We anticipate significant value-creating events over the coming year OV101 Angelman syndrome, Fragile X syndrome OV935 ENDYMION data, ARCADE data 1As of June 30, 2019 Financial Highlights $47.4 million in cash, cash equivalents and short term investments1 ~38.7 million shares of common stock outstanding1

Ovid Therapeutics: Our Inspiration to Succeed